EXHIBIT 4.1


         _______________                                               [PROBEX LOGO]                                 _______________
              Number                                                                                                     Shares
         ---------------                                                                                             ---------------

THIS CERTIFICATE IS TRANSFERABLE IN CANTON,
MA, JERSEY CITY, NJ, AND NEW YORK CITY, NY


                                                                       PROBEX CORP.
                                               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                                                                               CUSIP 742670 20 1

                                                                                                                 SEE REVERSE SIDE
                                                                                                             FOR CERTAIN DEFINITIONS



is the owner of

                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                                                             PROBEX CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


               /s/ CHARLES M. RAMPACEK                                  [PROBEX CORP. SEAL]                       /s/ BRUCE A. HALL
        PRESIDENT AND CHIEF EXECUTIVE OFFICER                                                                        SECRETARY


                                                     COUNTERSIGNED AND REGISTERED:
                                                     EQUISERVE TRUST COMPANY, N.A.
                                                     TRANSFER AGENT AND REGISTRAR

                                          by ________________________________________________
                                                         AUTHORIZED SIGNATORY

[PROBEX CORP. LOGO]



         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND F INDEMNITY
AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --  as tenants in common                          UNIF GIFT MIN ACT --  __________________Custodian _____________
         TEN ENT  --  as tenants by the entireties                                          (Cust.)                     (Minor)
         JT TEN   --  as joint tenants with right of                                      under Uniform Gifts to Minors
                      survivorship and not as tenants                                     Act______________________________________
                      in common                                                                      (State)

                                                                    UNIF TRF MIN ACT -- ____________Custodian (until age _________),
                                                                                                                          (Cust.)
                                                                                    __________________ under Uniform Transfers to
                                                                                         (Minor)
                                                                                    Minors Act_____________________________________
                                                                                                      (State)

                                Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ___________________________________- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------ Shares of

the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                               Attorney to transfer the said stock on the books of the within
------------------------------------------------------------
named Corporation with full power of substitution in the premises.


DATED _______________________


                                                                       X
                                                                        ------------------------------------------------------

Signature(s) Guaranteed

                                                                       X
                                                                        ------------------------------------------------------

                                                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                                       NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                       PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                       WHATEVER.

BY:  ________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17
Ad-15.


